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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 1, 2004

CROSSTEX ENERGY, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50067 (Commission file number)	16-1616605 (I.R.S. employer identification number)
2501 CEDAR SPRINGS, SUITE 600 DALLAS, TX (Address of principal executive offices)		75201 (Zip code)

Registrant's telephone number, including area code: (214) 953-9500

        This current report on Form 8-K/A amends our current report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on April 14, 2004, as amended by our amendment no. 1 to current report on Form 8-K/A filed with the SEC on May 21, 2004 (as amended, the "Form 8-K"). Unless set forth below, all previous items of the Form 8-K are unchanged.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)
  Financial Statements of Businesses Acquired

        Item 7(a) of the Form 8-K is hereby supplemented as follows:

        The unaudited condensed consolidated financial statements of LIG Pipeline Company and its subsidiaries, are included as Exhibit 99.1 to this amendment no. 2 to current report on Form 8-K and are incorporated herein by reference.

  (c)
  Exhibits

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Financial Statements of LIG Pipeline Company and Subsidiaries

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.
	By:	Crosstex Energy GP, L.P., its General Partner
	By:	Crosstex Energy GP, LLC, its General Partner
Date: June 10, 2004	By:	/s/ WILLIAM W. DAVIS William W. Davis Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Financial Statements of LIG Pipeline Company and Subsidiaries

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
  SIGNATURES
INDEX TO EXHIBITS